UNIVERSAL INSURANCE HOLDINGS, INC.


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                            NOTE PURCHASE AGREEMENT


                          ____________________________

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                       UNIVERSAL INSURANCE HOLDINGS, INC.
                             NOTE PURCHASE AGREEMENT

      THIS NOTE PURCHASE AGREEMENT (the "AGREEMENT") is made as of the 3rd day of November, 2006 (the "EFFECTIVE DATE") by and among Universal Insurance Holdings, Inc., a Delaware corporation (the "COMPANY"), and Benfield Greig (Holdings), Inc., a New York Corporation (the "PURCHASER").

                                    RECITALS

      WHEREAS, the Company is authorized to issue a secured promissory note in the aggregate principal amount of $12,000,000 (the "NOTE"), on the terms and subject to the conditions set forth in this Agreement;

      WHEREAS, the Company desires to issue the Note, in favor of the Purchaser; and

      WHEREAS, the Purchaser desires to purchase the Note, on the terms and subject to the conditions set forth in this Agreement.

                                   AGREEMENTS

      NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties, intending to be legally bound, agree as follows:

1.    AMOUNT AND TERMS OF THE LOAN

      1.1 THE LOAN. Subject to the terms of this Agreement, a security agreement (the "Security Agreement") between the parties attached hereto as EXHIBIT A, and a Broker Authorization Contract, a Services Agreement and a Brokerage Sharing Agreement (the "Broker Agreements") between the parties or an affiliate of the parties, the Purchaser agrees to lend to the Company an aggregate of Twelve Million Dollars ($12,000,000) (the "LOAN AMOUNT") against the issuance and delivery by the Company of the Note in substantially the form attached hereto as EXHIBIT B. The Loan Amount is hereinafter referred to collectively as the "LOAN."

2.    THE CLOSING

      2.1 CLOSING DATE. The closing of the purchase and sale of the Note (the "CLOSING") shall be held on the Effective Date, or at such other time as the Company and the Purchaser shall agree (the "CLOSING DATE").

      2.2 DELIVERIES. At the Closing: (i) the Purchaser will deliver to the Company in the form of immediately available funds by either a bank or certified check or wire transfer of funds in the principal amount of the Loan Amount; and
(ii) the Company shall issue and deliver to the Purchaser a Note in the principal amount of the Loan Amount along with the signed Security Agreement and signed Broker Agreements. The Company shall deliver to the Purchaser such other documents as the Purchaser may reasonably request and which are agreed to by Company prior to the Closing in connection with the transactions contemplated hereby.

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3.    REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY

      The Company hereby represents and warrants to the Purchaser that, as of the date of this Agreement and as of the date of the Loan to be made by the Purchaser pursuant to this Agreement, except as set forth on a Disclosure Schedule to be provided by the Company to the Purchaser, as follows:

      3.1 ORGANIZATION, GOOD STANDING AND QUALIFICATION, CORPORATE POWER. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the nature of its activities and of its properties (both owned and leased) makes such qualification necessary, except for those jurisdictions in which the failure to do so would not have a material adverse effect on the Company or its business. On the Closing Date, the Company will have all requisite corporate power to execute and deliver this Agreement and the Note and to carry out and perform its obligations under the terms of this Agreement and the Note.

      3.2 AUTHORIZATION. All corporate action on the part of the Company, its officers, directors and its stockholders necessary for the authorization, execution, delivery and performance of this Agreement and the Note by the Company and the performance of the Company's obligations hereunder and thereunder, including the issuance and delivery of the Note, have been taken or will be taken prior to the Closing. This Agreement, the Note, the Security Agreement and the Broker Agreements when executed and delivered by the Company or its named affiliates, as the case may be, shall constitute valid and binding obligations of the Company or its affiliates enforceable in accordance with their terms except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights, and (b) as limited by general principles of equity that restrict the availability of equitable remedies. The issuance of the Note pursuant to the provisions of this Agreement will be issued (a) in compliance with all applicable federal and state securities laws, and (b) free of any liens or encumbrances, other than any liens or encumbrances created by or imposed upon the holders through no action of the Company (other than restrictions on transfer under state and/or federal securities laws).

      3.3 COMPLIANCE WITH OTHER INSTRUMENTS. Neither the authorization, execution and delivery of this Agreement, the Security Agreement or the Broker Agreements, nor the issuance and delivery of the Note, will constitute or result in a material default or violation of any law or regulation applicable to the Company or any material term or provision of the Company's current Certificate of Incorporation or bylaws or any material agreement or instrument by which it is bound or to which its properties or assets are subject.

      3.4 OFFERING. Assuming the accuracy of the representations and warranties of the Purchaser contained in Section 4 hereof, the offer, issue, and sale of the Note are and will be exempt from the registration and prospectus delivery requirements of the Securities Act of 1933, as amended (the "SECURITIES ACT"), and are exempt from registration and qualification under the registration, permit, or qualification requirements of all applicable state securities laws.


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4.    REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

      The Purchaser hereby represents and warrants to the Company as follows:

      4.1   REQUISITE  POWER  AND  AUTHORITY.   The  Purchaser has all necessary
power and authority under all applicable provisions of law to execute and deliver this Agreement and the Note and to carry out their provisions. All action on the Purchaser's part required for the lawful execution and delivery of this Agreement and the Note have been or will be effectively taken prior to the Closing. Upon their execution and delivery, this Agreement and the Note will be valid and binding obligations of the Purchaser, enforceable in accordance with their terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights, and (b) as limited by general principles of equity that restrict the availability of equitable remedies.

      4.2 PURCHASE FOR OWN ACCOUNT. The Purchaser represents that it is acquiring the Note solely for its own account and beneficial interest for investment and not for sale or with a view to distribution of the Note or any part thereof and has no present intention of selling (in connection with a distribution or otherwise), granting any participation in, or otherwise distributing the same.

      4.3 INFORMATION AND SOPHISTICATION. Without lessening or obviating the representations and warranties of the Company set forth in Section 3, the Purchaser hereby: (a) represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Note and to obtain any additional information necessary to verify the accuracy of the information given the Purchaser; and (b) further represents that it has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risk of this investment.

      4.4 FURTHER LIMITATIONS ON DISPOSITION. Without in any way limiting the representations set forth above, the Purchaser further agrees not to make any disposition of all or any portion of the Note unless and until:

            (a) There is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such Registration Statement; or

            (b) The Purchaser shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and if reasonably requested by the Company, the Purchaser shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration under the Securities Act or any applicable state securities laws, provided that no such opinion shall be required for dispositions in compliance with Rule 144 of the Securities Act, except in extraordinary circumstances.

            (c) Notwithstanding the provisions of paragraphs (a) and (b) above, no such registration statement or opinion of counsel shall be necessary for a transfer by the Purchaser to a shareholder, member, partner (or retired member or retired partner) or affiliate of the Purchaser, if all transferees

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agree in writing to be subject to the terms hereof to the same extent as if they were a Purchaser hereunder.

      4.5   ACCREDITED  INVESTOR  STATUS.   The  Purchaser   is  an  "ACCREDITED
INVESTOR" as such term is defined in Rule 501 under the Securities Act.

5.    COVENANTS

      5.1   SEC INFORMATION.

            (a) For so long as the Loan is outstanding, the Company shall furnish the Purchaser, as soon as practicably available, copies of its Annual Report of Form 10-KSB and each Quarterly Report on 10-QSB filed with the Securities and Exchange Commission.

6.    MISCELLANEOUS

      6.1 BINDING AGREEMENT. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the Company and the Purchaser. Nothing in this Agreement, express or implied, is intended to confer upon any third party any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

      6.2 GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the State of Delaware as applied to agreements among Delaware residents, made and to be performed entirely within the State of Delaware, without giving any effect to the principle of conflicts of law.

      6.3   COUNTERPARTS.   This  Agreement  may  be  executed  in  two  or more
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      6.4   TITLES  AND  SUBTITLES.   The  titles  and subtitles  used  in  this
Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

      6.5   NOTICES.

                      All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the President of the party to be notified, (b) when sent by facsimile to the President of the party to be notified at the recipient's fax number set forth on the signature page hereof, if sent during normal business hours of the recipient, if not, then on the next business day, so long as the sender also sends the notice (i) by Certified Mail, Return Receipt Requested and is delivered and signed for by the recipient, or (ii) by Federal Express and is delivered, with written verification of receipt. All notices shall be sent to the President of Company at the address as set forth on the signature page hereof and to the President of Purchaser at the address set forth on the signature page hereof, or at such other address as the Company or the Purchaser may designate by ten (10) days advance written notice to the other parties hereto, with copies of all such notices to the parties respective counsel (i) for Company to Sidney R. Smith, III, Esq., Kirkpatrick & Lockhart Nicholson Graham, LLP, 1601 K Street NW, Washington, DC 20006; Fax No. (202) 778-9100 and

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(ii) for Purchaser to Legal Department, Attn: General Counsel, Benfield Holdings
Inc., 3600 American Blvd West - Suite 700, Minneapolis, MN 55431; Fax No. (952) 886-8010.

      6.6 MODIFICATION; WAIVER. No modification or waiver of any provision of this Agreement or consent to departure therefrom shall be effective unless in writing and approved by the President of the Company and the President of the Purchaser.

      6.7 ENTIRE AGREEMENT. This Agreement and the exhibit hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein.

      IN WITNESS WHEREOF, the parties have executed this NOTE PURCHASE AGREEMENT as of the date first written above.


COMPANY:                                   PURCHASER:


UNIVERSAL INSURANCE HOLDINGS, INC.,        BENFIELD GREIG (HOLDINGS), INC.,
a Delaware corporation                     a New York corporation



By:    /s/ Bradley I. Meier                By:    /s/ J. Robert Bredahl
   ---------------------------------          ------------------------------
Name:  Bradley I. Meier                    Name:  J. Robert Bredahl
Title: President                           Title: President



Address:                                   Address:


1110 West Commercial Boulevard             3600 American Blvd West
Suite 100                                  Suite 700
Fort Lauderdale, Florida 33309             Minneapolis, MN  55331
Facsimile: (954) 958-1202                  Facsimile: (917) 320-4659
Attn: Bradley I. Meier                     Attn:  Robert Bredahl, President